UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Ste. 380 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01            Entry into Material Definitive Agreements

Unit Purchase Agreement

On August 14, 2017, Marathon Patent Group, Inc. (the “Company”) entered into a unit purchase agreement (the “Unit Purchase Agreement”) with certain accredited investors providing for the sale of $3,503,500 of a total possible offering of up to $5,500,000 (the “Offering”) of 5% secured convertible promissory notes (the “Convertible Notes”), which are convertible into shares of the Corporation’s common stock and a five year warrant (the “Warrants”) to purchase shares of Common Stock with an exercise price of $0.30 per share (the “Warrant Shares”).

5% Convertible Promissory Notes

At the Closing, the Company shall deliver to the investors the Convertible Notes, which shall be in the principal aggregate amount of $3,503,500 payable in full on May 14, 2018. The Convertible Notes bear interest at 5% per annum with interest payable in cash upon maturity or in connection with any voluntary or mandatory conversion. The conversion price for the principal in connection with voluntary conversions shall be equal to the lesser of (i) $0.20 per share, or (ii) the closing bid price of the Company’s common stock on the day prior to conversion of the Convertible Note; provided that such conversion price may not be less than $0.10 per share, subject to adjustment as set forth therein.

The Convertible Notes are convertible, in whole or in part, into shares of Common Stock at the option of the holder of the Convertible Note (the “Holder”), at any time and from time to time after the date of issuance and until the Convertible Note is no longer outstanding, subject to a 4.99% beneficial ownership limitation.  Upon not less than 61 days’ prior notice to the Company, the Holder may increase the beneficial ownership limitation, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Convertible Note held by the Holder.

Pursuant to the Convertible Notes, the cumulative number of shares of Common Stock issuable upon (a) the exercise of the Warrants issued pursuant to the Unit Purchase Agreement and (b) the conversion of the Convertible Notes issued pursuant to the Unit Purchase Agreement, may not exceed 19.99% shares of Common Stock, subject to adjustments as set forth in the Convertible Note until shareholder approval is obtained.

The Company may not prepay or redeem the Convertible Notes in whole or in part without the prior written consent of the Holder, and any prepayment must be undertaken on a pro rata basis for all Convertibles Notes then outstanding.  Each Convertible Note ranks pari passu in right of payment with all other Convertible Notes now or hereafter issued in accordance with the Unit Purchase Agreement.

Common Stock Purchase Warrant

In connection with the Unit Purchase Agreement entered into with the investors, the Company issued Warrants to the investors to purchase up to 17,517,500 shares of Common Stock with an exercise price of $0.30 per share. The Warrants are exercisable at any time commencing six months from the date of issuance for a term of five (5) years, subject to a 4.99% beneficial ownership limitation which may be increased to 9.99% upon not less than 61 days’ prior notice to the Company. The Warrant may be exercised on a “cashless” basis at any time after six months from the date of issuance of the Warrant if there is no effective Registration Statement registering, or no current prospectus available for the resale of, all of the Warrant Shares.

Pursuant to the Warrant, the cumulative number of shares of Common Stock issuable upon (a) the exercise of the Warrants issued pursuant to the Unit Purchase Agreement and (b) the conversion of the Convertible Notes issued pursuant to the Unit Purchase Agreement, may not exceed 19.99% shares of Common Stock, subject to adjustments as set forth in the Warrant, without the approval of the Company’s shareholders.

The Warrant does not entitle the holder thereof to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise thereof.

Registration Rights Agreement

In connection with the Offering, the Company and the investors entered into a Registration Rights Agreement  (the “Registration Rights Agreement”) under which the Company shall be required to file a registration statement with the Commission covering the resale of the shares of the Common Stock issuable pursuant to: (a) the conversion of Convertible Notes issued in the Offering (without regard to any conversion limitations therein), (b) the exercise of Warrant issued in the Offering (without regard to any exercise limitations therein), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, within thirty (30) days from the closing date of the Offering (the “Closing Date”).

In addition, the Company shall use its best efforts to have the registration statement declared effective as promptly as possible after the filing thereof, but in any event not later than ninety (90) days from the Closing Date, and shall use its best efforts to keep the registration statement continuously effective under the Securities Act of 1933, as amended, until the earlier of the date when all of the registrable securities covered by the registration statement have been sold thereunder or pursuant to Rule 144 or may  be  sold  without  volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The Company will be subject to certain monetary penalties, as set forth in the Registration Rights Agreement, if the registration statement is not filed, does not become effective on a timely basis, or does not remain available for the resale (subject to certain allowable grace periods) of the Registrable Securities, as such term is defined in the Registration Rights Agreement.

The foregoing description of the Convertible Note, the Warrant, the Unit Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Unit Purchase Agreement, Convertible Note, the Warrant and the Registration Rights Agreement, copies of which are filed as Exhibits 4.1, 4.2 10.1 and 10.2, respectively, to this report and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The issuance of the securities described above was completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Such offers and sales were made solely to “accredited investors” under Rule 506 and were made without any form of general solicitation and with full access to any information requested by the Seller regarding the Company or the securities to be issued in the Exchange. The securities to be issued in the Exchange have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

Item 7.01 Regulation FD Disclosure.

On August 15, 2017, the Company issued a shareholder letter, a copy of which is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
4.1	Form of 5% Convertible Promissory Note
4.2	Form of Common Stock Purchase Warrant
10.1	Form of Unit Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Marathon Patent Group, Inc., Letter to Shareholders dated August 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 15, 2017

MARATHON PATENT GROUP, INC.

By:	/s/ Doug Croxall
Name: Doug Croxall
Title: Chief Executive Officer